Exhibit 99.1

Catcher Holdings Inc.

[OTC BB:CTHH]

Rodman and Renshaw Conference June 19, 2006 www.catcherinc.com

Safe Harbor Statement

“Certain matters discussed in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include statements regarding our expectations, hopes, beliefs or intentions regarding the future, including but not limited to statements regarding our market, strategy, competition, development plans (including acquisitions and expansion), financing, revenue, operations, and compliance with applicable laws. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. All forward-looking statements in this presentation are made as of the date hereof, based on information available to us as of the date hereof, and we assume no obligation to update any forward-looking statement. Market data used throughout this report, including information relating to our relative position in the ruggedized portable computing industry, is based on published third party reports or the good faith estimates of management, which estimates are based upon their review of internal surveys, independent industry publications and other publicly available information. Although we believe that such sources are reliable, we do not guarantee the accuracy or completeness of this information, and we have not independently verified such information.”

Catcher Holdings, Inc. June 2006

CATCHER™

Communications And Telemetry Computing Handheld for Emergency Response

Catcher Holdings, Inc. June 2006

Catcher Overview

Designed and developed a portable, ruggedized, wireless, fully featured hand-held computer built to military specifications The CATCHER™ product utilizes patent pending proprietary software and offers mission critical real-time wireless data and communications through an integrated platform incorporating voice, video, data, GPS, and biometric capabilities Sell to VARs and system integrators that have backlog of projects under agreements, reducing sales cycle time and bidding process within government and its agencies Established strategic VAR distribution relationships with L-3 Government Services, Inc., and Engineering and Professional Services, Inc.

Announced initial orders for evaluation and testing with Unisys Corp., Alion Sciences and Technical, Booz-Allen Hamilton, CGI Communications Services, Inc., and Battelle Memorial Institute on behalf of an agency of the US government Recently achieved milestone in commercialization of technology by delivering first units to customers for evaluation and testing

Catcher Holdings, Inc. June 2006

Why Catcher Why Now?

First responders, intelligence gathers, and war fighters have long pursued an integration solution that provides ability to record and communicate events in real time tied to location, in harsh environments, and all in a portable device

Events such as 9/11, Katrina and war against terror have exposed the need and urgency for a solution

Evolution in technology has enabled devices that require less voltage, emit less heat, and are at lower price points and component sizes

Alternative solutions such as rugged and semi-rugged laptops, tablets, handhelds and PDA’s have not adequately satisfied the needs.

Electronic manufacturers have focused their consumer oriented products into rugged and semi-rugged cases, which are expensive and not built specifically for these harsh environments

Catcher is introducing the first handheld “all-in-one box” combining voice, video, data location, and biometrics with proprietary software

Catcher Holdings, Inc. June 2006

CATCHER™ Device Features

Catcher Holdings, Inc. June 2006

Size of Market 1

The worldwide enterprise mobile device platform marketplace-comprised of commercial-grade, semi-rugged/rugged, and fully rugged form factor products – will reach $12.3 billion in 2005. Fully rugged products comprise $1.5 billion.

Rugged & commercial-grade mobile devices include notebooks, tablets, luggables, handhelds, PDAs, wearables and smartphones.

Robust shipment growth forecast at over 15% CAGR through 2009.

Most of the growth for commercial-grade hardware is expected to be driven by greenfield opportunities, not traditional rugged applications.

Field service (i.e., First responders, Ops, Police, Fire, Maintenance) represents the single largest opportunity for enterprise mobility (“device”) solutions.

1Source: Venture Development Corporation, “Enterprise Mobility Solutions: Mobile Offering Analyses”, 2nd Edition, Publication date October 2005

Catcher Holdings, Inc. June 2006

Market Strategy

Initial markets include first responder, intelligence gathers and war fighters Access market through network of indirect channel of VARs and system integrators

– VARs include large integrators (i.e. Unisys), and technology partners (i.e. ImageWare) and will provide first line service and support VARs usually have existing agreements that spec Tablets/PDA’s or “Tough-books”, which we seek to replace VARs will install proprietary “value-added” software or services onto the CATCHER™ Suggested base unit list price of approximately $7,000. Net VAR price will depend on volume commitments. VAR markup to end-user will be set by VARs and system integrators.

Sales efforts supported by Catcher through:

– Business development, field tech support, and manufacturer’s reps

– Jointly attended trade shows

– Public relations and advertising

Catcher Holdings, Inc. June 2006

Growth Strategy

Product enhancements and applications Development of accessories and new products Secure new distribution sources in existing markets through strategic relationships with VARs and manufacturers representatives Expand distribution into new markets including commercial applications such as healthcare, construction and insurance Enter international markets

Catcher Holdings, Inc. June 2006

Competitive Position

Tablet PC

Handheld

PDA

Laptop

Strong competitive position First to market advantage

Catcher Holdings, Inc. June 2006

CATCHER™ vs Competitive Devices

	CATCHER™	PDA	Handheld	Laptop	Tablet
One-hand operable	✓	✓	✓	--	✓
Operating system MS XP Pro	✓	--	--	✓	✓
Memory/RAM > 1 GB	✓	--	--	--	--
Dual (2) built in cameras	✓	--	--	--	--
Bio-metric sensor	✓	--	--	O	--
Wired communications	✓	--	O	✓	✓
Wireless communications	✓	O	--	✓	✓
Bluetooth	✓	✓	O	O	O
GPS receiver	✓	O	O	O	O
Full motion video conferencing	✓	--	--	O	O
Large 6.5" readable display	✓	--	--	✓	✓
Sunlight readable display	✓	--	O	--	O
High fidelity speaker and microphone	✓	--	--	✓	--
Multi-band antenna	✓	--	--	--	--
Watermarking	✓	--	--	--	--
Built to ruggedized Mil810F specification	✓	--	✓	O	O
MSRP – (est. fully loaded)	$7,000	$700	$6,000	$8,300	$5,000

✓ - Generally a standard feature   O - Generally an optional feature   -- - Generally not available

Catcher Holdings, Inc.
June 2006

Manufacturing & Production

Contract manufacturing with KeyTronic/EMS [Nasdaq: KTCC]:

– Headquartered in Spokane, WA with worldwide manufacturing capacity in US/Mexico/China

– ISO 9002/14001/FDA certified

– UL/FCC/CE and TUV In-House Certification Facilities First units shipped in June 2006; additional units on order

At volume production levels, expect gross margin of approximately 40%

Future versions will incorporate enhanced features and technology, and focus on efforts to achieve cost reduction

Catcher Holdings, Inc. June 2006

Senior Management

Charles Sander, Director, President and Chief Executive Officer

Mr. Sander has more than 37 years experience in the technology deployment arena. Mr. Sander comes to Catcher from Unisys Corporation’s Global Transportation Unit where he was Vice President and Partner and headed Unisys’ Airports business practice worldwide. From September 2000 to June 2002, Mr. Sander was Vice President for Aviation Sales at Scanz Communications, Inc. From March 1998 to September 2000, Mr. Sander was an Executive Account Manager and then Regional Director of Aviation Sales for TYCO/ADT Security Services, Inc., after launching Tyco’s aviation security group. Mr. Sander was also the President of Ogden Technical Services from 1990 to 1994. Mr. Sander started his professional career as a military air traffic controller.

Ira Tabankin, Chairman, Director, Secretary and Chief Technology Officer

Ira Tabankin has more than 35 years experience developing and launching new products. He led the Calculator Systems and Product Planning and Development divisions for SHARP Electronics from 1973 to 1987. From 1987 to 1991, Mr. Tabankin was a Group Vice President at NovAtel Communications where he oversaw all subscriber development, including cell phone design, product marketing, and distribution modeling. From 1999 to 2002, Mr. Tabankin was Chief Strategic Officer of ScanZ Communications, Inc. In 2004, Mr. Tabankin founded LCM Technologies Inc., to develop the CATCHER™ device, which was acquired by Catcher in April of 2005.

Bill DeGroot, Vice President – Sales

Mr. DeGroot has more than 25 years of IT executive management experience in sales, customer support and field service. From March 2003 until joining Catcher, Mr. DeGroot was VP of Sales for early stage companies of the investment and consulting group, Zero2 Companies and Zero2 Ventures. In addition, he has worked with notable companies including WorldCom, the Computer Systems Division of Toshiba America, Technology Solutions Company, General Programming, Incorporated, and GRiD Systems, the maker of the first ruggedized laptop computer.

Jeff Gilford, Chief Financial Officer

Mr. Gilford has more than 20 years experience as a finance and operations executive. Prior to joining Catcher in June 2005, Mr. Gilford was a Principal of BlackFord Partners, Inc., a company he co-founded in April 2001. BlackFord is a financial advisory firm providing Acting Chief Financial Officer services to developing, venture-backed technology companies. Blackford focuses on areas including securing business financing, strategy formulation, development of financial infrastructure, and direction to operational matters. Prior to founding Blackford Partners, Mr. Gilford was the Vice-President of Finance/Chief Financial Officer of OrderFusion Inc., a sell-side e-commerce software provider. Mr. Gilford began his career as a licensed CPA with Touche Ross & Co. (currently Deloitte & Touche USA LLP), and holds a Master’s of Business Administration and BS in Business Administration from San Diego State University.

Catcher Holdings, Inc. June 2006

Board of Directors—Independents

Rear Admiral (retired) Cathal Flynn—Director/Chair of Nomination and Corporate Governance Committee

Cathal Flynn served in the United States Navy for 30 years, and was the first Navy SEAL to achieve flag rank in 1985. He served in many capacities rising to the rank of Director of Plans and Policy, US Special Operations Command, and Deputy Assistant Secretary of Defense for Special Operations. His role of Director provides Catcher with strong vision and leadership, as well as guidance and direction for working in the defense community. After retiring from the Navy in 1990, Rear Admiral Flynn joined SAIC, where he concurrently served on committees of the National Research Council and the Defense Science Board. From 1993 to 2000, Rear Admiral Flynn was the Associate Administrator for Civil Aviation Security at the Federal Aviation Administration. Since early 2001, Admiral Flynn has acted as an independent consultant to numerous clients, in the area of civil aviation security.

Dr. H. Clayton Foushee, Jr.—Director/Chair of Compensation Committee

Dr. Clayton Foushee has a wealth of experience in the aviation, operations, legislation, safety and security fields, including 12 years of government service at the NASA and the Federal Aviation Administration, where he was Chief Scientific and Technical Advisor. Prior to these positions, Dr. Foushee spent a decade Northwest Airlines, first as Managing Director of Flight Procedures, Training and Standards, then as Vice President of Flight Operations, and finally as Vice President of Regulatory Affairs. From 2002 until 2005, Dr. Foushee was Vice President and Partner at the Unisys Corporation Global Transportation Division, where he managed major strategic transportation projects and coordinated public and private industry initiatives with the US Congress. Since then, Dr. Foushee has been a Partner (non-attorney) and Director for the Washington, D.C. law firm, Zuckert, Scoutt and Rasenberger (ZSR), L.L.P. and President of Farragutt International, L.L.C., the consulting division of ZSR.

Harry Casari – Director/ Chair of Audit Committee

From 1969 to 1995, Mr. Casari was a Partner with Ernst & Young, and In charge of the Entrepreneurial Services Dept until he retired. Mr. Casari currently serves as a director for the following public reporting companies including, Cohu, Inc.,as a member of the audit committee and compensation committee chairman; Meade Instruments, as Chairman of the Board and Audit committee; and Orange 21 Inc. as chairman of the audit committee. He has also served previously as director for public and non-public companies including Infrasonics, Inc; Redi-care Centers; Mail Boxes, Etc; Pharmingen, Inc; Novatek Laser Systems, Inc; Molecular Metallurgy, Inc; Intraluminal Therapeutics, Inc; and Lynx Golf.

Catcher Holdings, Inc. June 2006

Financial Summary

Financial Summary

Three months ended March 31, 2006 (unaudited):

Net revenue $ —

Total operating expenses 1,556,940

Net loss (2,617,578)

Loss per Share—Basic and diluted $(0.18)

*	Includes $1.3 million in non cash charges related to financing and compensation.

March 31, 2006—Balance Sheet Data (unaudited)

Cash and cash equivalents $5,094,683

Total assets 7,360,122

Total liabilities $ 984,970

Stockholders’ equity (deficit) 6,375,152

Total liabilities and Stockholders’ deficit $7,360,122

Note: For additional information, see Form 10QSB filed on April 26, 2006 for the quarter ended March 31, 2006, Form SB2 filed on April 27, 2006, or other Company related filings.

Catcher Holdings, Inc. June 2006

Financing Summary

Current status:

OTC Bulletin Board Symbol: CTHH.OB

Issued and outstanding shares: 17.1M shares (approx)

Fully diluted shares outstanding: 24.7M shares—Excludes unissued option plan shares (approx) Stock Price (6/7/06) $2.65 per share Current Market Capitalization: $45.4M

Fully Diluted Mkt Capitalization: $80.9M—Includes $15.4M warrant exercise proceeds

Recent financing terms (Closed March 2006):

Total offering amount: $6.7M Offering Unit Price: $5.00 per unit

Unit offering: Two shares of common stock and one Series D Warrant Warrant: $3.50 per share exercise price; 5 yr. non-callable Use of Proceeds: Production ramp and working capital

Note: For additional information, see Form 10QSB filed on April 26, 2006 for the quarter ended March 31, 2006, Form SB2 filed on April 27, 2006, or other Company related filings.

Catcher Holdings, Inc. June 2006

Capitalization Summary

(As of June 19, 2006) Proceeds # of Shares % Basic % Fully Diluted

Affiliates—Officers & Directors 6,498,730 38% 26%

Non-Affiliates 10,640,989 62% 43%

Total Shares Outstanding 17,139,727 100% 69%

Warrant:

- Series A $1.50 callable $860,000 572,908

- Series B $2.00 callable 4,500,000 2,250,193

- Series C $2.50 non-callable 4,193,000 1,677,285

- Series D $3.50 non-callable 4,693,000 1,341,000

- Other Warrants 1,179,000 388.840

$15,425,000 6,230,226 25%

Options/ESOP 1,348,000 6%

Total Capitalization 24,717,953 100%

Note: For additional information, see Form 10QSB filed on April 26, 2006 for the quarter ended March 31, 2006, Form SB2 filed on April 27, 2006, or other Company related filings.

Catcher Holdings, Inc. June 2006

Summary

CATCHER™ is a unique integrated device to meet market need by replacing existing multiple devices, cost and handling Large market opportunity currently served by non-integrated devices including tablets, laptops, PDA’s and handheld devices Begun shipping initial production units for evaluation and testing Quick access to market through credible established integrator channel. Leverage strategic relationships with top- tier and mid- tier VARs and distributor to access markets Completed FCC/CE/EU certification on prototype. Production certification pending.

Secured contract manufacturing relationship with worldwide manufacturing capacity Worldwide manufacturing capacity in US/Mexico/China Set competitive barriers by first to market advantage and securing intellectual property through pending patents

Catcher Holdings, Inc. June 2006

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